                                                                       EXHIBIT 1


                       Agreement Regarding Joint Filing


        The undersigned hereby agree to file this schedule jointly pursuant to Rule 13d-1(k)(1).


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
Date:  February 26, 2001                           Interprise Technology Partners, L.P.
                                                   By: Miller Technology Management, L.P.,
                                                       its General Partner
                                                       By: MTM I, LLC, its General Partner

                                                   /s/ DAVID R. PARKER
                                                   -------------------------------------------
                                                   David R. Parker, Managing Member



Date:  February 26, 2001                           Miller Technology Management, L.P.
                                                   By:  MTM I, LLC, its General Partner

                                                   /s/ DAVID R. PARKER
                                                   -------------------------------------------
                                                   David R. Parker, Managing Member


Date:  February 26, 2001                           MTM I, LLC

                                                   /s/ DAVID R. PARKER
                                                   -------------------------------------------
                                                   David R. Parker, Managing Member


Date:  February 26, 2001                           /s/ EDMUND R. MILLER
                                                   -------------------------------------------
                                                   Edmund R. Miller


Date:  February 26, 2001                           /s/ DAVID R. PARKER
                                                   -------------------------------------------
                                                   David R. Parker
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